UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 16, 2005

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

Issuance and Sale of Senior Notes and First Mortgage Bonds

On January 19, 2005, CMS Energy Corporation ("CMS Energy") issued and sold $150 million principal amount of its 6.30 percent Senior Notes due 2012 (the "Notes"), pursuant to an effective shelf Registration Statement on Form S-3 (No 333-51932) (the "CMS Energy Registration Statement") and a Prospectus Supplement dated January 13, 2005 to a Prospectus dated September 21, 2004. CMS Energy will use the proceeds to redeem its outstanding general term notes. The outstanding general term notes being redeemed have various interest rates ranging from 6 percent to 7.25 percent and maturities ranging from February 2005 through April 2009. The average interest rate for these outstanding general term notes is 6.88 percent and the average maturity is 2.2 years.

On January 20, 2005, Consumers Energy Company ("Consumers") issued and sold $250 million principal amount of its 5.15 percent First Mortgage Bonds due 2017 (the "Bonds"), pursuant to an effective shelf Registration Statement on Form S-3 (No 333-120611) (the "Consumers Registration Statement") and a Prospectus Supplement dated January 13, 2005 to a Prospectus dated December 1, 2004. Consumers will use the proceeds (i) to redeem the aggregate outstanding balance of $70 million of its 8.36 percent Trust Originated Preferred Securities due 2015, (ii) to redeem the aggregate outstanding balance of $120 million of its 8.20 percent Trust Originated Preferred Securities due 2027 and (iii) to pay off its $60 million term loan due November 2006 with a current floating interest rate of 3.79 percent.

This Current Report on Form 8-K is being filed to file certain documents in connection with those offerings as exhibits to the CMS Energy Registration Statement and the Consumers Registration Statement.

Consumers Plant Restarts

On Sunday, January 9, 2005, Nuclear Management Company, LLC ("NMC"), the operator of the Palisades nuclear plant owned by Consumers, manually took the plant offline after recording a rapid reduction in the vacuum of the main condenser, the component that condenses steam from the turbine generators into water. The cause of the reduction in the vacuum was the result of air in leakage into the main condenser. NMC maintained the plant in hot shutdown condition and identified the specific source of the vacuum reduction. The repairs were completed and the plant was returned to service on January 19, 2005.

On Tuesday, January 11, 2005, Consumers took the J H Campbell Plant Unit 3 offline in order to repair a tube leak in the super heater portion of the Unit 3 boiler. The source of the tube leak was identified. The repair was routine and the plant was returned to service on January 16, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

4.1 Indenture dated as of September 15, 1992 between CMS Energy and NBD Bank, as Trustee (predecessor to ultimate successor, J.P. Morgan Trust Company, N.A.) (Incorporated by reference herein, previously filed as an exhibit to CMS Energy’s Form S-3 filed May 1, 1992)

4.2 Eighteenth Supplemental Indenture dated as of January 19, 2005 between CMS Energy and J.P. Morgan Trust Company, N.A., a national banking association

4.3 Indenture dated as of September 1, 1945 between Consumers and City Bank Farmers Trust Company, as trustee (predecessor to ultimate successor, JPMorgan Chase Bank, N.A.) including therein indentures supplemental thereto through the Forty-third Supplemental Indenture dated as of May 1, 1979 (Incorporated by reference herein, previously filed as an exhibit to Consumers’ Registration Statement No. 2-65973)

4.4 Ninety-ninth Supplemental Indenture dated as of January 20, 2005 between Consumers and JPMorgan Chase Bank, N.A., a national banking association

5.1 Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of CMS Energy, regarding the legality of the Notes issued by CMS Energy

5.2 Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of CMS Energy, regarding the legality of the Bonds issued by Consumers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

January 20, 2005	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

January 20, 2005	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.2	Eighteenth Supplemental Indenture dated as of January 19, 2005 between CMS Energy and J.P. Morgan Trust Company, N.A., a national banking association
4.4	Ninety-ninth Supplemental Indenture dated as of January 20, 2005 between Consumers and JPMorgan Chase Bank, N.A., a national banking association
5.1	Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of CMS Energy, regarding the legality of the Notes issued by CMS Energy
5.2	Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of CMS Energy, regarding the legality of the Bonds issued by Consumers